Exhibit 99.1

             JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13D-1(k)1
                              AND POWER OF ATTORNEY

      (i) The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

      (ii) Know all persons by these presents that each person whose signature appears below constitutes and appoints Ross Dworman and Kenneth F. Bernstein, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13D filed on behalf of each of them with respect to their beneficial ownership of securities of Acadia Realty Trust, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1998





                              RD Properties L.P. VI

                               By:      RD New York VI, LLC, its general partner



                                   By:   /s/ Ross Dworman
                                         ----------------------
                                         Name: Ross Dworman
                                         Title: Managing Member


                                   By:  /s/ Kenneth F. Bernstein
                                        -----------------------------
                                        Name:   Kenneth F. Bernstein
                                        Title:  Managing Member


                              RD Properties L.P. VIA

                                   By:  RD New York VI, LLC, its general partner


                                       By:       /s/ Ross Dworman
                                                 ----------------
                                                Name: Ross Dworman
                                                Title: Managing Member


                                   By:  /s/ Kenneth F. Bernstein
                                        -----------------------------
                                        Name:   Kenneth F. Bernstein
                                        Title:  Managing Member



                              RD Properties L.P. VIB

                                   By:  RD New York VI, LLC, its general partner



                                        By:     /s/ Ross Dworman
                                                ----------------
                                              Name: Ross Dworman
                                              Title:  Managing Member


                                   By:  /s/ Kenneth F. Bernstein
                                        -----------------------------
                                        Name:   Kenneth F. Bernstein
                                        Title:  Managing Member

                              RD New York VI, LLC


                                   By:     /s/ Ross Dworman
                                           ----------------
                                           Name:  Ross Dworman
                                           Title:  Managing Member



                                          By:    /s/ Kenneth F. Bernstein
                                                 ------------------------
                                                 Name:  Kenneth F. Bernstein
                                                 Title:  Managing Member




                                                 /s/ Ross Dworman
                                                 ------------------------
                                                        Ross Dworman




                                                 /s/ Kenneth F. Bernstein
                                                 ------------------------
                                                 Kenneth F. Bernstein


                              Yale University, a Connecticut Corporation




                              By:   /s/  David F. Swensen
                                   ------------------------
                                   Name:  David F. Swensen
                                   Title:  Chief Investment Officer

                             Yale University Retirement Plan for Staff Employees


                                   By:  State Street Bank and Trust Co.,
                                              as Trustee



                                        By:  /s/ Michael X. Richey
                                             --------------------------
                                             Name:  Michael X. Richey
                                             Title: Vice President


                              Carnegie Corporation


                                   By:  /s/  Jeanmarie C. Grisi
                                        ------------------------
                                        Name:  Jeanmarie C. Grisi
                                        Title:  Treasurer

                              The Vanderbilt University




                                   By:  /s/  William T. Spitz
                                        ------------------------
                                        Name:  William T. Spitz
                                        Title:  Treasurer


                              TRW Master Trust


                                   By:   Boston Safe Deposit and Trust
                                         Company, solely in its capacity as
                                         Trustee for the TRW Master Trust (as
                                         directed by TRW Investment
                                         Management Co.), and not in its
                                         individual capacity



                                   By:/s/ James F. Mahoney, Jr.
                                      -----------------------------------
                                      Name:  James F. Mahoney, Jr.
                                      Title: Assistant Vice President

                              Harvard Private Capital Realty, Inc.



                                   By: /s/ Tami E. Nason
                                      ------------------------------------
                                      Name:  Tami E. Nason
                                      Title: Authorized Signatory



                              Charlesbank Capital Partners, LLC


                              By:  /s/ Tami E. Nason
                                   ---------------------------------------
                                   Name:  Tami E. Nason
                                   Title: Vice President, Legal



                                    The Board of Trustees of the Leland Stanford
                                    Junior University




                                   By:     /s/  Larry S. Owen
                                           ------------------------
                                           Name:  Larry S. Owen
                                           Title:  Director of Real Estate
                                                         Investments

                              Howard Hughes Medical Institute



                                   By:  /s/  Ellen B. Safir
                                      -------------------------------------
                                      Name:   Ellen B. Safir
                                      Title:  Managing Director of Investments



                              Five Arrows Realty Securities L.L.C.




                                   By: /s/  Matthew W. Kaplan
                                       ----------------------
                                       Name:  Matthew W. Kaplan
                                       Title:  Managing Member

                              Rothschild Realty Investors II L.L.C.




                                   By: /s/  Matthew W. Kaplan
                                       ----------------------------
                                       Name:  Matthew W. Kaplan
                                       Title:    Member